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                                                                [EXECUTION COPY]

                                                                    Exhibit 10.5

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

            FOURTH AMENDMENT, dated as of March 28, 2005 (this "Fourth Amendment"), to the Credit Agreement, dated as of May 28, 2004 (as amended by the First Amendment, dated as of August 6, 2004, as further amended by the Second Amendment and Waiver, dated as of December 28, 2004, as further amended by the Third Amendment, dated as of January 25, 2005, and as otherwise amended, supplemented or modified from time to time, the "Credit Agreement"), among ANR HOLDINGS, LLC, a Delaware limited liability company ("LLC Holdings"), ALPHA NATURAL RESOURCES, LLC, a Delaware limited liability company (the "Borrower"), the LENDERS from time to time party thereto, CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as syndication agent (in such capacity, the "Syndication Agent"), UBS SECURITIES LLC, as documentation agent (in such capacity, the "Documentation Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, UBS SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers (in such capacities, collectively, the "Arrangers"), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, and UBS SECURITIES LLC, as joint bookrunners (in such capacities, collectively, the "Bookrunners").

                              W I T N E S S E T H:

            WHEREAS, LLC Holdings, the Borrower and the Administrative Agent, among others, are parties to the Credit Agreement;

            WHEREAS, LLC Holdings and the Borrower have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Fourth Amendment;

            WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

            1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

            2. Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the proper alphabetical order:

            "Fund IX Holdings" shall mean ANR Fund IX Holdings, L.P.
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            3. Amendment to Section 5.04 (Financial Statements, Reports, etc.).
Section 5.04 of the Credit Agreement is hereby amended by deleting the semicolon at the end of clause (a) and inserting "." in lieu thereof and adding the following new sentence at the end thereof:

            "Notwithstanding the foregoing, the financial statements to be delivered for the year ended December 31, 2004 shall be the combined financial statements of Fund IX Holdings and Alpha NR Holding and Subsidiaries;"

            4. Amendment to Section 6.01 (Indebtedness). Section 6.01(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(f) Indebtedness of the Borrower under the Senior Notes and Indebtedness of Holdings and the Subsidiary Guarantors under any Guarantees in respect of the Senior Notes and any Permitted Refinancing Indebtedness in respect of any such Indebtedness;"

            5. Amendment to Section 6.09 (Other Indebtedness and Agreements).
Section 6.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(a) Permit any waiver, supplement, modification, amendment, termination or release of any indenture, instrument or agreement pursuant to which any Material Indebtedness of Holdings, the Borrower or any of the Subsidiaries is outstanding if the effect of such waiver, supplement, modification, amendment, termination or release would materially increase the obligations of the obligor (excluding increases in the amount of such Indebtedness to the extent permitted to be incurred pursuant to Section 6.01) or confer additional material rights on the holder of such Indebtedness in a manner adverse to Holdings, the Borrower, any of the Subsidiaries or the Lenders (other than by virtue of the Guarantees given by Holdings in respect of the Senior Notes). Permit any waiver, supplement, modification or amendment of any of the documentation governing, evidencing or otherwise relating to Alpha Terminal Company, LLC's partnership interest in Dominion Terminal Associates if the effect of such waiver, supplement, modification or amendment would materially increase the obligations of Alpha Terminal Company, LLC or any of its Affiliates with respect thereto."

            6. Representations and Warranties. In order to induce the other parties hereto to enter into this Fourth Amendment, LLC Holdings and the Borrower represent and warrant to each other party hereto that, after giving effect to this Fourth Amendment, (a) the representations and warranties set forth in each of the Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date; provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Fourth Amendment and (b) no Event of Default or Default shall have occurred and be continuing.

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            7. Conditions to Effectiveness of this Fourth Amendment. This Fourth
Amendment shall become effective on the date (the "Fourth Amendment Effective Date") on which:

            (a) the Administrative Agent shall have received duly executed and delivered counterparts of this Fourth Amendment that, when taken together, bear the signatures of LLC Holdings, the Borrower and the Required Lenders;

            (b) the Borrower shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent as of such date; and

            (c) the Administrative Agent shall have received such additional documentation as the Administrative Agent may reasonably require.

            8. Continuing Effect; No Other Amendments. Except as expressly set forth in this Fourth Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and each of LLC Holdings and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. This Fourth Amendment shall constitute a Loan Document.

            9. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this Fourth Amendment, and any other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

            10. Counterparts. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Fourth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of this Fourth Amendment by the Borrower, the Lenders party hereto and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

            11. Effect of Amendment. On the Fourth Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this Fourth Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation or termination of the "Obligations" under the Credit Agreement as in effect prior to the Fourth Amendment Effective Date; (b) such "Obligations" are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Fourth Amendment; and (c) the Liens and security

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interests as granted under the Security Documents securing payment of such
"Obligations" are in all respects continuing and in full force and effect and secure the payment of the "Obligations".

            12. GOVERNING LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                            [Signature Pages Follow]




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                                                                [EXECUTION COPY]


            IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        ANR HOLDINGS, LLC

                                        By: /s/ Michael J. Quillen
                                           -------------------------------------
                                            Name:  Michael J. Quillen
                                            Title: President

                                        ALPHA NATURAL RESOURCES, LLC


                                        By: /s/ Michael J. Quillen
                                           -------------------------------------
                                            Name:  Michael J. Quillen
                                            Title: President

                                        CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent and as a Lender,


                                        By: /s/ Raymond G. Dunning
                                           -------------------------------------
                                            Name:  Raymond G. Dunning
                                            Title: Managing Director
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   SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF MARCH 28, 2005, TO THE ALPHA
   NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED


To Approve the Fourth Amendment:

Name of Institution: Credit Suisse First Boston
                     Acting through its Cayman Islands Branch



By: /s/ Vanessa Gomez                        /s/ Gregory S. Richards
   -------------------------------------
Name: Vanessa Gomez                              Gregory S. Richards
Title: Vice President                            Associate






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   SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF MARCH 28, 2005, TO THE ALPHA
   NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED


To Approve the Fourth Amendment:   LOAN FUNDING VII LLC
                                   By: Highland Capital Management, L.P.
                                   as Collateral Manager
Name of Institution:



By: /s/ David Lancelot
   -------------------------------------
Name: David Lancelot
Title: Treasurer
       Highland Capital Management, L.P.




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   SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF MARCH 28, 2005, TO THE ALPHA
   NATURAL RESOURCES, LLC CREDIT AGREEMENT DATED AS OF MAY 28, 2004, AS AMENDED


To Approve the Fourth Amendment: LOAN FUNDING IV, LLC
                                 By: Highland Capital Management, L.P.
                                 As Portfolio Manager

Name of Institution:



By: /s/ David Lancelot
   -------------------------------------
Name: David Lancelot
Title: Treasurer
       Highland Capital Management, L.P.